Contract Assets/(Liabilities)	12 Months Ended
Jun. 30, 2024
Contract Assets/(Liabilities) [Abstract]
Contract Assets/(Liabilities)

4. Contract Assets/(Liabilities)

Projects with performance obligations recognized over time that have revenue recognized to date in excess of cumulative billings are reported on the Company’s consolidated balance sheets as “Contract assets”. Provisions for estimated losses of contract assets on uncompleted contracts are made in the period in which such losses are determined. Contract assets that have billing terms with unconditional rights to be billed beyond one year are classified as non-current assets.

Contract assets consisted of the following at June 30:

	2024	2023
Revenue recognized to date	$1,662,710	$657,531
Less: progress billings to date	(1,409,683)	(576,970)
Exchange difference	324	102
Contract assets	$253,351	$80,663
Contract assets, current	$253,351	$80,663
Contract assets, non-current	$—	$—

Contract liabilities consisted of the following at June 30:

	2024	2023
Billings in advance of performance obligation under contracts	$11,431	$14,383

Contract liabilities related to contracts are balances due to customers under contracts. These arise if a particular milestone payment exceeds the revenue recognized to date under the cost-to-cost method.

The movement in contract liabilities is as follows:

	2024	2023
Balance at beginning of the year ended June 30	$14,383	$37,356
Decrease in contract liabilities as a result of recognizing revenue during the year was included in the contract liabilities at the beginning of the year	(14,401)	(37,404)
Increase in contract liabilities as a result of billings in advance of performance obligation under contracts	11,416	14,365
Exchange difference	33	66
Balance at end of the year ended June 30	$11,431	$14,383